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                                                   Filed Pursuant to Rule 497(e)
                                                 Registration File No. 333-66807


                                E*TRADE Bond Fund

                                    ("Fund")

             Supplement dated August 22, 2003 to the Prospectus and
                       Statement of Additional Information
                                dated May 1, 2003

                                      *****

This Supplement updates certain information contained in the above-dated Prospectus and Statement of Additional Information.

In connection with meetings of the Board of Trustees of E*TRADE Funds ("Trust") held on July 14, 2003 and August 19, 2003, the Board decided to terminate the existing service agreements with Investors Bank and Trust Company ("IBT") effective on or about November 7, 2003, and to approve certain changes to the Trust's Custody, Fund Accounting and Fund Services Agreements with the Bank of New York ("BNY") that, among other things, expand the services provided to the Fund by BNY to include all of the services that are currently provided to the Fund by IBT under its service agreements with the Fund. The Board determined that having a single custodian, fund accounting agent and sub-administrator for all of the series of the Trust would enhance operational efficiencies and promote administrative ease for the Fund and the Trust, at fees which, as a whole, are expected to be somewhat lower than those paid to IBT. Accordingly on or about November 7, 2003, the section under the heading "CUSTODIAN, FUND ACCOUNTING SERVICES AGENT AND SUB-ADMINISTRATOR" on page 26 of the E*TRADE Bond Fund's Statement of Additional Information is replaced in its entirety with the following:

     The Bank of New York ("BNY"), One Wall Street, New York, NY, 10286, serves as custodian of the assets of the Fund. BNY has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust. The custodian has no responsibility for any of the investment policies or decisions of the Fund.

     BNY also acts as the Fund's Accounting Services Agent and Sub-Administrator and, among other things: (1) conducts a portfolio review to monitor compliance with the Trust's trust instrument and by-laws, the investment policies of the Funds, and the 1940 Act and rules thereunder; (2) calculates the Fund's yield and total return; (3) determines amounts available for distribution to shareholders; (4) assists ETAM in the preparation of Board meeting materials and minutes and the Fund's

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     prospectuses, SAIs, and annual and semi-annual reports; (5)
     provides legal administrative services to the Fund, including the preparation of regulatory filings made by the Fund; and (6) prepares tax returns for the Fund. For its services in each of these capacities, BNY is compensated directly by the Fund.

In addition, on or about November 7, 2003, all references to IBT will no longer be applicable and should be replaced with BNY.

You may obtain a copy of the Fund's SAI, as supplemented, without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into the Prospectus or SAI unless specifically noted.